UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE

SECURITIES EXCHANGE ACT OF 1934

☒ Filed by the Registrant           ☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Information Statement
☒	Definitive Information Statement Only
☐	Confidential, for Use of the Commission (as permitted by Rule 14c)

CARDIFF LEXINGTON CORPORATION

(Name of Registrant as Specified in Its Charter)

_______________________________________

Name of Person(s) Filing Information Statement, if other than Registrant:

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange  Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party: ____________________________
4)	Date Filed: ____________________________

CARDIFF LEXINGTON CORPORATION

401 Las Olas Blvd, Unit 1400

Ft. Lauderdale, Florida 33301

(844) 628-2100

Copies of correspondence to:

Frederick C. Bauman, Esq.

Bauman & Associates Law Firm

6440 Sky Pointe Dr., Ste 140-149

Las Vegas, NV 89131

(702) 533-8372

NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

Date of Mailing: December 24, 2018

TO THE STOCKHOLDERS OF CARDIFF LEXINGTON CORPORATION:

The attached Information Statement is furnished by the Board of Directors (the "Board") of Cardiff Lexington Corp. (the "Company," "we" or "us"). The Company, a Florida corporation, is a public company registered with the Securities and Exchange Commission.

On December 17, 2018, two stockholders holding 25,003,562 shares of common stock, one share of Series A Preferred Stock, 729,999 shares of Series B Preferred Stock, 2 shares of Series C Preferred Stock, and 250,000,000 shares of Series I Preferred Stock, or approximately 50.1% of the voting power of the company, consented in writing to approve Amended and Restated Articles of Incorporation. The Amended and Restated Articles of Incorporation increase our authorized shares of common stock, par value $0.001 per share, to 7,500,000,000 shares from 5,000,000,000 shares, increase our authorized shares of blank check preferred stock, par value $0.001 per share, to 1,000,000,000 shares from 100,000,000 shares and consolidate all of the previous amendments to our Articles of Incorporation in one document for ease of reference. This consent was sufficient to approve the Amended and Restated Articles of Incorporation, which are described in this Information Statement. The Amended and Restated Articles of Incorporation will become effective upon filing with the Florida Secretary of State, but no earlier than twenty (20) calendar days after filing and dissemination of the Definitive Information Statement.

NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

There are no stockholder dissenters' or appraisal rights in connection with any of the matters discussed in this Information Statement.

Please read this Notice and Information Statement carefully and in its entirety. It describes the terms of the actions taken by the stockholders.

Although you will not have an opportunity to vote on the approval of the Amended and Restated Articles of Incorporation, this Information Statement contains important information about the Amended and Restated Articles of Incorporation.

By Order of the Board of Directors /s/ Alex Cunningham Alex Cunningham, President / CEO /s/ Daniel Thompson Daniel Thompson, Chairman / Principal Accounting Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT MATERIALS IN CONNECTION WITH THIS NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT:

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CARDIFF LEXINGTON CORPORATION

401 Las Olas Blvd, Unit 1400

Ft. Lauderdale, Florida 33301

(844) 628-2100

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of Cardiff Lexington Corporation., a Florida corporation (the "Company," "we" or "us"), to advise them of the corporate actions that have been authorized by written consent of two of the Company's stockholders. These actions are being taken without notice, meetings or votes in accordance with 2018 Florida Statutes Section 607.0704 and the Company’s Articles of Incorporation. . This Information Statement constitutes notice to the non-consenting shareholders pursuant to 2018 Florida Statutes Section 607.0704(3). This Information Statement is being mailed to the stockholders of the Company on December 24, 2018.

On December 17, 2018, two stockholders holding 25,003,562 shares of common stock, one share of Series A Preferred Stock, 729,999 shares of Series B Preferred Stock, 2 shares of Series C Preferred Stock, and 250,000,000 shares of Series I Preferred Stock, or approximately 50.1% of the voting power of the company, consented in writing to approve Amended and Restated Articles of Incorporation. The Amended and Restated Articles of Incorporation increase our authorized shares of common stock, par value $0.001 per share, to 7,500,000,000 shares from 5,000,000,000 shares, increase our authorized shares of blank check preferred stock, par value $0.001 per share, to 1,000,000,000 shares from 100,000,000 shares and consolidate all of the previous amendments to our Articles of Incorporation in one document for ease of reference. The full text of the Amended and Restated Articles of Incorporation is attached to this Information Statement as Appendix A.

NO VOTE REQUIRED

We are not soliciting consents to approve the Amended and Restated Articles of Incorporation. Florida law and our Articles of Incorporation permit the Company to take any action which may be taken at an annual or special meeting of its stockholders by written consent, if the holders of a majority of the Company’s voting power sign and deliver a written consent to the action to the Company.

NO APPRAISAL RIGHTS

Under Florida corporate law, stockholders have no appraisal or dissenters' rights in connection with the Amended and Restated Articles of Incorporation.

INTERESTS OF CERTAIN PARTIES IN THE MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company has any substantial interest resulting from the Amended and Restated Articles of Incorporation that is not shared by all other stockholders pro rata, and in accordance with their respective interests.

COST OF THIS INFORMATION STATEMENT

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them.

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HOUSEHOLDING OF STOCKHOLDER MATERIALS

In some instances, we may deliver only one copy of this Information Statement to multiple stockholders sharing a common address. If requested by phone or in writing, we will promptly provide a separate copy to a stockholder sharing an address with another stockholder. Requests by phone should be directed to our President at (844) 628-2100, and requests in writing should be sent to Cardiff Lexington Corp., Attention President, 401 Las Olas Blvd., Unit 1400, Ft. Lauderdale, FL 33301. Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the above address.

AMENDED AND RESTATED ARTICLES OF INCORPORATION

General

Our Articles of Incorporation currently authorize 5,000,000,000 shares of common stock and 100,000,000 shares of “blank check” preferred stock.

On December 17,2018, two stockholders holding 25,003,562 shares of common stock, one share of Series A Preferred Stock, 729,999 shares of Series B Preferred Stock, 2 shares of Series C Preferred Stock, and 250,000,000 shares of Series I Preferred Stock, or approximately 50.1% of the voting power of the company, consented in writing to approve Amended and Restated Articles of Incorporation. The Amended and Restated Articles of Incorporation increase our authorized shares of common stock, par value $0.001 per share, to 7,500,000,000 shares from 5,000,000,000 shares, increase our authorized shares of blank check preferred stock, par value $0.001 per share, to 1,000,000,000 shares from 100,000,000 shares and consolidate all of the previous amendments to our Articles of Incorporation in one document for ease of reference. The “Blank Check” Preferred Stock may be issued from time to time in one or more series by our Board of Directors. Our Board of Directors is expressly authorized to provide, by resolution(s) duly adopted by it prior to issuance, for the creation of each such series and to fix the designation and the powers, preferences, rights, qualifications, limitations and restrictions relating to the shares of each such series of Blank Check Preferred Stock.

Reasons for the Increase in Authorized Shares of Common Stock

Our Articles of Incorporation presently authorize 5,000,000,000 shares of common stock. As of November 16, 2018, there were 515,434,930 shares of common stock outstanding. In order to provide funding for the Company’s operations and future acquisitions, it will be necessary to issue additional shares of common stock, or promissory notes that are convertible into common stock. Most lenders that fund convertible notes require that the borrower direct its stock transfer agent to establish a reserve of authorized shares to be available for conversion of the lender’s convertible notes. If the market price of the borrower’s convertible stock declines, the reserve may be required to be increased. In the event that there are insufficient authorized shares to honor a conversion notice, there may be contractual penalties payable by the borrower. The increase in the Company’s authorized shares of common stock to 7,500,000,000 shares from 5,000,000,000 shares is intended to provide adequate authorized shares to cover the Company’s funding needs for at least the next 12 months.

Principal Effects of the Increase in Authorized Shares of Common Stock

While the authorization of additional shares of common stock is intended to increase our financial flexibility, it could also lead to dilution of the existing stockholders in the event that additional shares are sold for less than the current market price (or in the case of convertible debt, if the conversion price is less than our present market price). This is likely in the case of convertible debt, as convertible lenders typically require that they be permitted to convert at a discount from the market price at the time of conversion.

Reasons for the Increase in Authorized Shares of “Blank Check” Preferred Stock

Our Articles of Incorporation presently authorize 100,000,000 shares of blank check preferred stock. We believe that for us to successfully execute our business strategy we will need to raise investment capital and it may be preferable or necessary to issue preferred stock to investors.  Preferred stock usually grants the holders certain preferential rights in voting, dividends, liquidation or other rights in preference over a company’s common stock. Accordingly, in order to grant us the flexibility to issue our equity securities in the manner best suited for our Company, or as may be required by the capital markets, the Amendment will increase to 1,000,000,000 shares the authorized shares of “blank check” Preferred Stock for us to issue.

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The term “blank check” refers to preferred stock, the creation and issuance of which is authorized in advance by our Stockholders and the terms, rights and features of which are determined by our Board of Directors upon issuance. The authorization of such “blank check” Preferred Stock permits our Board of Directors to authorize and issue Preferred Stock from time to time in one or more series without seeking further action or vote of our Stockholders.

Principal Effects of the Creation of “Blank Check” Preferred Stock

Subject to the provisions of the Amended and Restated Articles of Incorporation and the limitations prescribed by law, our Board of Directors is expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the Preferred Stock, in each case without any further action or vote by our stockholders.  Our Board of Directors would be required to make any determination to issue shares of Preferred Stock based on its judgment as to what is in our best interests and the best interests of our stockholders. The Board of Directors has the flexibility, without further stockholder action, to issue Preferred Stock on such terms and conditions as our Board of Directors deems to be in our best interests and the best interests of our stockholders.

The authorization of the additional “blank check” Preferred Stock will provide us with increased financial flexibility in meeting future capital requirements.  It will allow Preferred Stock to be available for issuance from time to time and with such features as determined by our Board of Directors for any proper corporate purpose.  It is anticipated that such purposes may include, without limitation, exchanging Preferred Stock for Common Stock, the issuance for cash as a means of obtaining capital for our use, or issuance as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets.

The issuance by us of Preferred Stock could dilute both the equity interests and the earnings per share of existing holders of our Common Stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of Preferred Stock could also have voting rights superior to our Common Stock, and therefore would have a dilutive effect on the voting power of our existing Stockholders.

Any issuance of Preferred Stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of our Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of our Company. Shares of voting or convertible Preferred Stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of our Company by means of a tender offer, proxy contest, merger or otherwise. The ability of our Board of Directors to issue such shares of Preferred Stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of our Company by tender offer or other means. Such issuances could therefore deprive our stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such shares of Preferred Stock to persons friendly to our Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

There are currently no plans, arrangements, commitments or understandings for the issuance of additional shares of Preferred Stock.

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Anti-Takeover Effects

The Amendment will provide us with 900,000,000 additional shares of Preferred Stock which would permit us to issue additional shares of capital stock that could dilute the ownership of the holders of our Common Stock by one or more persons seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company. The creation of the additional authorized Preferred Stock is not being undertaken in response to any effort of which our Board of Directors is aware to enable anyone to accumulate shares of our Common Stock or gain control of the Company. The purpose of the creation of the Preferred Stock is to grant us the flexibility to issue our equity securities in the manner best suited for our Company, or as may be required by the capital markets.  However, we presently have no plans, proposals, or arrangements to issue any of the newly authorized shares of Preferred Stock for any purpose whatsoever, including future acquisitions and/or financings.

Other than the creation of the additional “blank check” Preferred Stock, our Board of Directors does not currently contemplate the adoption of any other amendments to our Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company. While it is possible that management could use the additional authorized shares of Common Stock or Preferred Stock to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders, we have no intent, plans or proposals to use the newly created Preferred Stock as an anti-takeover mechanism or to adopt other provisions or enter into other arrangements that may have anti-takeover consequences.

While the creation of the additional “blank check” Preferred Stock may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by such corporate actions will outweigh the disadvantages. To the extent that these corporate actions may have anti-takeover effects, third parties seeking to acquire us may be encouraged to negotiate directly with our Board of Directors, enabling us to consider the proposed transaction in a manner that best serves the stockholders’ interests.

While the increase in authorized shares of common stock and blank check preferred stock could be effectuated by an Amendment to our Articles of Incorporation, the Board of Directors has decided to recommend that Amended and Restated Articles of Incorporation be adopted, which will consolidate all of the amendments that have been adopted over the years into one document. This is intended to make our Articles of Incorporation a more readable document.

Effective Date

Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Amendment shall be effective twenty (20) days after this Information Statement is mailed to stockholders of the Company.  We anticipate the effective date to be on or about January 13, 2019.

COMMON STOCK OWNERSHIP TABLE

The following table provides certain information regarding the ownership of our common stock, as of November 16, 2018 and as of the date of the filing of this annual report by:

•	each of our executive officers;
•	each director;
•	each person known to us to own more than 5% of our outstanding common stock; and
•	all of our executive officers and directors and as a group

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Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage

Common Stock	Daniel Thompson 401 East Las Olas Blvd., Unit 1400 Ft. Lauderdale, FL	16,003,562 shares of common stock (direct)	3.10%

Common Stock	Alex Cunningham 401 East Las Olas Blvd., Unit 1400 Ft. Lauderdale, FL	9,000,000 shares of common stock (direct)	1.75%
Our officers and directors as a group (2 people)		25,003,562 shares of common stock	4.85%

(1)	Based on 515,434,930 common shares outstanding as of November 16, 2018.
(2)	Daniel Thompson also owns 1 share of Preferred “A”, 720,000 shares of Preferred “B” 1 share of Preferred “C” and 125,000,000 shares of “Preferred I”; and Alex Cunningham also owns 9,999 shares of Preferred “B,” 1 share of Preferred “C” and 125,000,000 shares of Preferred “I”, respectively.
(3)	These are the officers and directors of the Company.
(4)

For purposes of this table “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any common shares that such person or group has the right to acquire within 60 days after May 1, 2018. For purposes of computing the percentage of outstanding common shares held by each person or group of persons named above, any shares that such person or group has the right to acquire within 60 days after May 1, 2018 are deemed outstanding but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person or group.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain "forward-looking statements." All statements other than statements of historical fact are "forward-looking statements" for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statement of the plans and objectives of management for future operations, and any statement of assumptions underlying any of the foregoing. These statements may contain words such as "expects," "anticipates," "plans," "believes," "projects," and words of similar meaning. These statements relate to our future business and financial performance.

Actual outcomes may differ materially from these statements. The risks listed in this Information Statement as well as any cautionary language in this Information Statement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

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ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the SEC, including our:

*                Annual Report on Form 10-K for the fiscal year ended December 31, 2017; and

*                Quarterly Reports on Form 10-Q for the periods ended March 31, 2018, June 30, 2018 and September 30, 2018.

The reports we file with the SEC and the accompanying exhibits may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC's EDGAR archives at http://www.sec.gov. We will also mail copies of our prior reports to any stockholder upon written request.

By Order of the Board of Directors

/s/ Alex Cunningham
Alex Cunningham, President / CEO
/s/ Daniel Thompson Daniel Thompson, Chairman / Principal Accounting Officer Fort Lauderdale, Florida December 17, 2018

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CARDIFF LEXINGTON CORPORATION

AMENDED AND RESTATED ARTICLES OF INCORPORATION

(a)	The name of the corporation is Cardiff Lexington Corporation. (the “Corporation”).

(b)	The Amended and Restated Articles of Incorporation are as follows:

ARTICLE I

NAME

The name of the Corporation is Cardiff Lexington Corporation

ARTICLE II

PRINCIPAL OFFICE

The address of the registered office in the state of Florida is 401 E. Las Olas Blvd., Ste 1400, Fort Lauderdale, Florida 33301.

ARTICLE III

PURPOSE

1.         PURPOSE – The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Florida corporate law.

2.        GENERAL POWERS – Except as restricted by these Articles of Incorporation, the Corporation shall have and may exercise all powers and rights which a corporation may exercise legally pursuant to Florida Laws.

3.        ISSUANCE OF SHARES – The Board of Directors of the Corporation may divide and issue any class of stock of the Corporation in series pursuant to a resolution properly filed with the Secretary of State of Florida.

ARTICLE IV

CAPITAL STOCK

The aggregate number of shares which the Corporation shall have the authority to issue is 9,583,621,099 shares consisting of:

(a)	Seven Billion, Five Hundred Million (7,500,000,000) shares of Common Stock, $0.001 par value per Share (“Common Stock”); and
(b)	One Billion, (1,000,000,000) Blank Check Preferred Shares, $0.001par value per Share (“Blank Check Preferred Stock”); and
(c)	1,083,621,099 shares of the following Series of Preferred Stock which have been designated prior to the date hereof; and

As of the date hereof, the following Series of Preferred Stock have been designated by the Board of Directors. The total number of shares of Preferred Stock authorized for these series is 327,697,383 shares, which is in addition to the 1,000,000,000 shares of Blank Check Preferred Stock authorized by Article 4(b) above:

Series A – Four (4) shares authorized, par value $0.0001 per share, votes with the common and shall hold the majority vote of all shares of the company at all times;

Series B – 3,000,000 shares authorized, par value $0.001 per share. Voting rights – votes with the common at 1 vote per share. Converts at the discretion of the holder to common stock at a ratio of 1 share of preferred to 5 shares common. The Board of Directors have agreed to adjust all issued and outstanding shares of Series “B” Preferred Stock to $0.50 per share. This minimum cannot be diluted due to actions taken by the Company, its BOD and/or its shareholders. All newly issued Stock are subject to a lockup / leakout agreement. Liquidation limited to 20% per year.

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Series C – 500 shares authorized, par value $0.001 per share. Voting rights – votes with the common at 1 vote per share. Converts at the discretion of the Company to common stock at a ratio of 1 share preferred to 100,000 shares common.

Series D – 800,000 shares authorized, par value $0.001 per share. Voting rights - votes with the common at 1 vote per share. Converts to common stock at a ratio of 1 share preferred to 5 shares common. The Board of Directors have agreed to adjust all issued and outstanding shares of Series “D” Preferred Stock to $0.50 per share. This minimum cannot be diluted due to actions taken by the Company, its BOD and/or its shareholders. All newly issued Stock are subject to a lockup / leakout agreement. Liquidation limited to 20% per year.

Series E – 1,000,000 shares authorized, par value $0.001 per share. Voting rights – votes with the common at 1 vote per share. Converts to common stock at a ratio of 1 share preferred to 5 shares common. The Board of Directors have agreed to adjust all issued and outstanding shares of Series “E” Preferred Stock up to $0.50 per share. This minimum cannot be diluted due to actions taken by the Company, its BOD and/or its shareholders. All newly issued Stock are subject to a lockup / leakout agreement. Liquidation limited to 20% per year.

Series E1 – 1,000,000 shares authorized, par value $0.001 per share. Voting rights – NONE. Converts to common stock at a ratio of 1 share preferred to 5 shares common. Series E1 stock cannot be sold for less than $0.50 per share and cannot be diluted due to actions taken by the Company, BOD and/or its shareholders. All newly issued Stock are subject to a lockup / leakout agreement. Liquidation limited to 20% per year.

Series F – 800,000 shares authorized, par value $0.001 per share. Voting rights – votes with the common at 1 vote per share. Converts to common stock at a ratio of 1 share preferred to 5 shares common. The Board of Directors have agreed to adjust all issued and outstanding shares of Series “F” Preferred Stock up to $0.50 per share. This minimum cannot be diluted due to actions taken by the Company, its BOD and/or its shareholders. All newly issued Stock are subject to a lockup / leakout agreement. Liquidation limited to 20% per year.

Series F1 – 800,000 shares authorized, par value $0.001 per share. Voting rights – NONE. Converts to common stock at a ratio of 1 share preferred to 5 shares common. Series F1 stock cannot be diluted due to actions taken by the Company, BOD and/or its shareholders. All newly issued Stock are subject to a lockup / leakout agreement. The Board of Directors have agreed to adjust all issued and outstanding shares of Series “F1” Preferred Stock to $0.50 per share. This minimum cannot be diluted due to actions taken by the Company, its BOD and/or its shareholders. All newly issued Stock are subject to a lockup / leakout agreement. Liquidation limited to 20% per year.

Series G – 20,000,000 shares authorized, par value $0.001 per share. Voting rights – votes with the common at 1 vote per share. Converts to common stock at a ratio of 1 share preferred to 1.25 shares common. Series G stock cannot be diluted due to actions taken by the Company, BOD and/or its shareholders.

Series G1 – 10,000,000 shares authorized, par value $0.001 per share. Voting rights – NONE. Converts to common stock at a ratio of 1 share preferred to 1.25 shares common. Series G1 stock cannot be diluted due to actions taken by the Company, BOD and/or its shareholders.

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Series H – 4,859,379 shares authorized, par value $0.001 per share. Voting rights – votes with the common at 1 vote per share. Converts to common stock at a ratio of 1 share preferred to 1.25 shares common.

Series H1 – 3,000,000 shares authorized, par value $0.001 per share. Voting rights – NONE. Converts to common stock at a ratio of 1 share preferred to 1.25 shares common.

Series I – 500,000,000 shares authorized, par value $0.001 per share. Voting rights – votes with the common at 1 vote per share. Converts to common stock at a ratio of 1 share preferred to 1.5 shares common. Series I stock cannot be diluted due to actions taken by the Company, BOD and/or its shareholders.

Series J - 10,000,000 shares authorized, par value $0.001 per share. Voting rights – NONE. votes with the common at 1 vote per share. Converts to common stock at a ratio of 1 share preferred to 1.25 shares common. Series J stock cannot be diluted due to actions taken by the Company, BOD and/or its shareholders.

Series J1 – 7,500,000 shares authorized, par value $0.001 per share. Voting rights – NONE. Converts to common stock at a ratio of 1 share preferred to 1.25 shares common. Series J1 stock cannot be diluted due to actions taken by the Company, BOD and/or its shareholders.

Series K –10,937,500 shares authorized, par value $0.001 per share. Voting rights – votes with the common at 1 vote per share. Converts to common stock at a ratio of 1 share preferred to 1.25 shares common. 12-month minimum holding period; thereafter liquidation limited to 20% per year.

Series K1 – 35,000,000 shares authorized, par value $0.001 per share. Voting rights – NONE. Converts to common stock at a ratio of 1 share preferred to 1.25 shares common.

Series L – 100,000,000 non-dilutive shares authorized, par value $0.001 per share. Voting rights – votes with the common at 1 vote per share. Converts to common stock at a ratio of 1 share preferred to 1.25 shares common. The Board of Directors have agreed to adjust all issued and outstanding shares of Series “L” Preferred Stock to minimum of $1,278,000 in value. This minimum cannot be diluted due to actions taken by the Company, its BOD and/or its shareholders. All newly issued Stock are subject to a lockup / leakout agreement. Liquidation limited to 20% per year.

Series L1 – 100,000,000 non-dilutive shares authorized, par value $0.001 per share. Voting rights – NONE. Converts to common stock at a ratio of 1 share preferred to 1.25 shares common. 12-month minimum holding period; thereafter liquidation limited to 20% per year

1. COMMON STOCK

(a) Voting. Except as otherwise expressly provided by law, or in the Articles of Incorporation the, holders of Common Stock shares have voting rights on all matters requiring a vote of shareholders. Every Common shareholder shall be entitled to one vote in person or by proxy for each share of stock entitled to vote held by such shareholder.

(b) Other Rights. Each share of Common Stock issued and outstanding shall be identical in all respects one with the other and no dividends shall be paid on any shares of Common Stock unless the same is paid on all shares of Common Stock outstanding at the time of such payment. Except for and subject to those rights expressly granted to the holders of the Blank Check Preferred Stock, or except as may be provided by the laws of the State of Florida.

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2. BLANK CHECK PREFERRED STOCK

Issuance. The Blank Check Preferred Stock may be issued from time to time in one or more series. Subject to the limitations set forth herein and any limitations prescribed by law, the Board is expressly authorized, prior to issuance of any series of Blank Check Preferred Stock, to fix by resolution or resolutions providing for the issue of any series the number of shares included in such series and the designation, relative powers, preferences and rights, and the qualification, limitations or restrictions of such series. Pursuant to the foregoing general authority vested in the Board, but not in limitation of the powers conferred on the Board thereby and by Florida law, the Board is expressly authorized to determine with respect to each series of Blank Check Preferred Stock:

(i) The designation (s) of such series and the number of shares (which from time to time may be decreased by the Board, but not below the number of such shares then outstanding, or may be increased by the Board unless otherwise provided in creating such series) constituting such series;

(ii) The rate or amount and times at which, and the preferences and conditions under which, dividends shall be payable on shares of such individual series, the status of such dividends as cumulative, shall accumulate, and the status of such shares as participating or nonparticipating after the payment of dividends as to which such share are entitle to any preference.

(iii) The rights and preferences, if any, of the shareholders of such series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of the Company, which amount may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and the status of the shares of such series as participating or nonparticipating after the satisfaction of any such rights and preferences;

(iv) The full or limited voting rights, if any, to be provided for shares of such series, in addition to the voting rights provided by law;

(v) The times, terms and conditions, if any, upon which shares of such series shall be subject to redemption, including the amount the shareholders of such series shall be entitled to receive upon redemption (which amount may vary under different conditions or at different redemption dates) and the amount, terms, conditions and manner of operation of any purchase, retirement or sinking fund to be provided for the share of such series;

(vi) The rights, if any, of shareholders of such series to convert such shares into, or to exchange such shares for, shares of any other classes or of any other series of the same class, the prices or rates of conversion or exchange, and adjustments thereto, and any other terms and conditions applicable to such conversion or exchange;

(vii) The limitations, if any, applicable while such series is outstanding on the payment of dividends or making of distributions on, or the acquisition or redemption of, Common Stock or restrictions, if any, upon the issue of any additional shares (including additional shares of such series or any other series or of any other class) ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation; and

(viii) The conditions or restrictions, if any, upon the issue of any other class rankings on a parity with or prior to the shares of such series either as to dividends or upon liquidation; and

(ix) Any other relative powers, preferences and participating, optional or other special rights, and the qualifications, limitation or restrictions thereof, of the shares of such series; in each case, so far as not inconsistent with the provisions of the Article of Incorporation or the Florida Business Corporation Act as then in effect.

3. ISSUANCE OF CERTIFICATES

The Board shall have the authority to issue shares of the capital stock of the Company and the certificates therefore subject to such transfer restrictions and other limitations as it may deem necessary to promote compliance with applicable federal and state securities laws, and to regulate the transfer thereof in such manner as may be calculated to promote such compliance or to further any other reasonable purpose.

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ARTICLE V

BOARD OF DIRECTORS & OFFICERS

The business and affairs of the Corporation shall be managed by the Board, and the directors need not be elected by ballot unless otherwise required by the bylaws of the Corporation. The number of directors of the Corporation may be increased or decreased in the manner provided in the Bylaws of the Corporation; provided, that the number of directors shall never be less than one. In the interim between elections of directors by stockholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote which are not filled by said stockholders, may be filled by the remaining directors, though less than a quorum. As of the date hereof, the directors of the Corporation are:

Name and Address

Daniel Thompson, Chairman/Director

401 E Las Olas Blvd., Ste 1400

Fort Lauderdale, Florida 33301

Alex Cunningham, CEO, President / Director

710 E Main Street

Lexington, KY 40502

ARTICLE VI

REGISTERED AGENT

The Registered Agent is Daniel Thompson, 401 E Las Olas Blvd., Ste 1400, Fort Lauderdale Fl 33301

ARTICLE VII

INCORPORATOR

The original incorporator of the Corporation was Daniel Thompson whose mailing address is 401 E Las Olas Blvd., Ste 1400, Fort Lauderdale Fl 33301.

ARTICLE VIII

INDEMNIFICATION

The Corporation may indemnify any director, officer, employee, fiduciary or agent of the Corporation to the full extent permitted by Florida Law. The Corporation shall indemnify any present or former officer or director and shall advance expenses on behalf of any such officer or director, in each case, to the fullest extent now or hereafter permitted by law.

ARTICLE IX

ADOPTION AND AMENDMENT OF THE BYLAWS

The initial Bylaws of the Corporation shall be adopted by its Board of Directors. Subject to repeal or change by action of the shareholders, the power to alter, amend or repeal the Bylaws or adopt new Bylaws shall be vested in the Board of Directors. The Bylaws may contain any provision for the regulation and management of the affairs of the Corporation not inconsistent with Florida law or these Article of Incorporation.

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ARTICLE X

LIMITATION OF LIABILITY OF

DIRECTORS TO CORPORATION AND SHAREHOLDERS

No director shall be liable to the Corporation or any shareholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director (a) shall have breached the director’s duty of loyalty to the Corporation or its shareholders; (b) shall not acted in good faith or, in failing to act, shall not have acted in good faith; (c) shall have acted or failed to act in a manner involving intentional misconduct or a knowing violation of law; or (d) shall have derived an improper personal benefit. Neither the amendment nor repeal of this Article, nor the adoption of any provision in the Articles of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring prior to such amendment, repeal or adoption of an inconsistent provision. This Article shall apply to the full extent now permitted by Florida law.

ARTICLE XI

STOCKHOLDER ACTION WITHOUT MEETING

Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting which all shares entitled to vote thereon were present and voted.

ARTICLE XII

RE-CAPITALIZATION AFFECTING OUTSTANDING SECURITIES

The Board of Directors, without the consent of shareholder, may adopt any recapitalization affecting the outstanding securities of the Corporation by affecting a forward or reverse split of all or some of the outstanding securities of the Corporation, with appropriate adjustments to the Corporation’s capital accounts, provide that the re-capitalization does not require change in the Articles of Incorporation of the Corporation.

THE UNDERSIGNED, being the Chairman of the Corporation, for the purpose of these Articles of Incorporation under the Law of the state of Florida, does make, files and records these Amended and Restated Articles of Incorporation, does certify that the facts herein stated are true, and accordingly, have hereto set his hand and seal this 17th day of December, 2018.

/s/ Daniel R Thompson

Daniel R Thompson

Chairman

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CARDIFF LEXINGTON CORPORATION

401 E. Las Olas Blvd., Ste 1400

FORT LAUDERDALE, FL 33301

Name of Registered Agent

Daniel R. Thompson

401 E Las Olas Blvd., Ste 1400

Fort Lauderdale, FL 33301

I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

/s/ Daniel R Thompson

Signature of Registered Agent

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